Exhibit 10.14.4

ALLONGE TO PROMISSORY NOTE

This Allonge to Promissory Note is attached to and made a part of the Promissory Note made as of August 15, 2024, made by EQRT 110 SOUTHEAST INNER LOOP, L.P., a Delaware limited partnership, and EQRT 1500 SHOALS, L.P., a Delaware limited partnership (jointly and severally, “Existing Borrower”) to the order of STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation, its successors or assigns (“Lender”), in the original maximum principal amount of up to One Hundred Nine Million Six Hundred Thousand and 00/100 Dollars ($109,600,000.00) (the “Note”).

Pursuant to the terms of the Note, on August 15, 2024, Lender advanced to Existing Borrower the Initial Funding (as defined in the Note) of Sixty-Eight Million Eight Hundred Six Thousand Eight Hundred Eighty and 00/100 Dollars ($68,806,880.00).

Pursuant to the terms of the Agreement Regarding Permitted Releases (as defined in the Note), Existing Borrower and EQRT 2871 102nd, L.P., a Delaware limited partnership (“Additional Borrower”) have requested a Second Funding (as defined in the Note) in the principal amount of Forty Million Seven Hundred Ninety-Three Thousand One Hundred Twenty and 00/100 Dollars ($40,793,120.00).

Pursuant to the terms of the Agreement Regarding Permitted Releases, this Allonge and that certain Master Joinder of even date herewith among Existing Borrower, Additional Borrower and Lender, Lender has advanced the Second Funding, and Additional Borrower has hereby assumed the obligations of Existing Borrower under the Note and the other Loan Documents (as defined in the Note) such that the obligations under the Note and the other Loan Documents are the joint and several obligations of each Existing Borrower and the Additional Borrower and any reference in the Note or the other Loan Documents to Borrower shall be deemed to include Existing Borrower and Additional Borrower, jointly and severally.

Dated: October 16, 2024

[Signature Page Follows]

BORROWER (jointly and severally):

EQRT 110 SOUTHEAST INNER LOOP, L.P., a

Delaware limited partnership

By:	EQRT 110 Southeast Inner Loop GP, LLC, a
Delaware limited liability company, its sole general
partner

By:	EQT Exeter REIT Operating Partnership LP, a
Delaware limited partnership, its sole member

By	EQT Exeter Real Estate Income Trust, Inc., a
Maryland corporation, its sole general partner

	By:	/s/ J. Peter Lloyd
	Name:	J. Peter Lloyd,
	Title:	Chief Financial Officer

EQRT 1500 SHOALS, L.P., a Delaware limited partnership

By:	EQRT 1500 Shoals GP, LLC, a Delaware limited liability
company, its sole general partner

By:	EQT Exeter REIT Operating Partnership LP, a
Delaware limited partnership, its sole member

By	EQT Exeter Real Estate Income Trust, Inc., a
Maryland corporation, its sole general partner

	By:	/s/ J. Peter Lloyd
	Name:	J. Peter Lloyd,
	Title:	Chief Financial Officer

SIGNATURE PAGE

ALLONGE TO PROMISSORY NOTE

EQRT 2871 102nd, L.P., a Delaware limited partnership

By:	EQRT 2871 102nd GP, LLC, a Delaware limited liability
company, its sole general partner

By:	EQT Exeter REIT Operating Partnership LP, a
Delaware limited partnership, its sole member

By	EQT Exeter Real Estate Income Trust, Inc., a
Maryland corporation, its sole general partner

	By:	/s/ J. Peter Lloyd
	Name:	J. Peter Lloyd,
	Title:	Chief Financial Officer

[LENDER SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE

ALLONGE TO PROMISSORY NOTE

LENDER:

STATE FARM LIFE INSURANCE COMPANY,

an Illinois corporation

By:	/s/ Matthew D. Melick
Matthew D. Melick
Assistant Secretary

By:	/s/ Andrew E. Weissman
Andrew E. Weissman
Authorized Signer

COMMONWEALTH OF PENNSYLVANIA	)
)ss.
COUNTY OF DELAWARE	)

On this the 11th day of September, 2024, before me, the undersigned officer, personally appeared J. Peter Lloyd, Chief Financial Officer of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, which is the sole general partner of EQT Exeter REIT Operating Partnership LP, a Delaware limited partnership, which is the sole member of and EQRT 110 Southeast Inner Loop GP, LLC, a Delaware limited liability Company, which is the sole general partner of EQRT 110 SOUTHEAST INNER LOOP, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as Chief Financial Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa Bianchini
NOTARY PUBLIC

Print Name:
My Commission Expires:

[SEAL]

COMMONWEALTH OF PENNSYLVANIA	)
)ss.
COUNTY OF DELAWARE	)

On this the 11th day of September, 2024, before me, the undersigned officer, personally appeared J. Peter Lloyd, Chief Financial Officer of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, which is the sole general partner of EQT Exeter REIT Operating Partnership LP, a Delaware limited partnership, which is the sole member of and EQRT 1500 Shoals GP, LLC, a Delaware limited liability Company, which is the sole general partner of EQRT 1500 SHOALS, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as Chief Financial Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa Bianchini
NOTARY PUBLIC

Print Name:
My Commission Expires:

[SEAL]

ACKNOWLEDGMENT PAGE

ALLONGE TO PROMISSORY NOTE

COMMONWEALTH OF PENNSYLVANIA	)
)ss.
COUNTY OF DELAWARE	)

On this the 11th day of September, 2024, before me, the undersigned officer, personally appeared J. Peter Lloyd, Chief Financial Officer of EQT Exeter Real Estate Income Trust, Inc., a Maryland corporation, which is the sole general partner of EQT Exeter REIT Operating Partnership LP, a Delaware limited partnership, which is the sole member of and EQRT 2871 102nd GP, LLC, a Delaware limited liability Company, which is the sole general partner of EQRT 2871 102nd, L.P., a Delaware limited partnership, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company by himself as Chief Financial Officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Lisa Bianchini
NOTARY PUBLIC

Print Name:
My Commission Expires:

[SEAL]

ACKNOWLEDGMENT PAGE

ALLONGE TO PROMISSORY NOTE

ACKNOWLEDGMENT FOR LENDER:

STATE OF ILLINOIS	)
)SS.
COUNTY OF MCLEAN	)

I, Suzanne M. Giacometti, do hereby certify that on the 11th day of September, 2024, Matthew D. Melick and Andrew E. Weissman as Assistant Secretary and Authorized Signer, respectively of State Farm Life Insurance Company, an Illinois corporation, personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Suzanne M. Giacometti
NOTARY PUBLIC
My Commission Expires:	07/15/2025